UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(Rule 14a-101)

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Princeton Capital Corporation
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRINCETON CAPITAL CORPORATION
800 Turnpike Street
Suite 300
North Andover, Massachusetts 01845
(978) 794-3366

November 9, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Princeton Capital Corporation to be held on Thursday, December 15, 2022 at 2:00 p.m., Eastern Time, at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201. Only stockholders of record at the close of business on November 8, 2022 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof. This proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) are first being sent to stockholders on or about November 14, 2022.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that you be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote is important.

Sincerely yours,
/s/ Mark DiSalvo
Mark DiSalvo
Interim Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on December 15, 2022.

Our proxy statement and our annual report on Form 10-K for the year ended December 31, 2021 are available at the following cookies-free website that can be accessed anonymously: www.voteproxy.com.

PRINCETON CAPITAL CORPORATION
800 Turnpike Street
Suite 300
North Andover, Massachusetts 01845
(978) 794-3366

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 15, 2022

To the Stockholders of Princeton Capital Corporation:

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Princeton Capital Corporation, a Maryland corporation (the “Company”), will be held at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201 on Thursday, December 15, 2022, at 2:00 p.m. Eastern Time, to consider and vote on the following proposals:

1.      The election of four (4) directors of the Company;

2.      To ratify the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2022;

3.      To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

4.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS OF THE BOARD, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

The enclosed proxy statement is also available at www.princetoncapitalcorp.com (under the “Investor Relations” section). This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”). Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (978) 794-3366.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on November 8, 2022. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered stockholder, you may also authorize your proxy by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board,
/s/ Gregory J. Cannella
Gregory J. Cannella
Chief Financial Officer, Secretary and Treasurer
November 9, 2022

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also authorize your proxy by telephone or over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

i

PRINCETON CAPITAL CORPORATION
800 Turnpike Street
Suite 300
North Andover, Massachusetts 01845
(978) 794-3366

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Princeton Capital Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201 on Thursday, December 15, 2022, at 2:00 p.m., Eastern Time and at any postponements or adjournments thereof. This proxy statement, the accompanying proxy card and the Company’s Annual Report are first being sent to stockholders on or about November 14, 2022.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. This proxy statement is also available via the Internet at www.princetoncapitalcorp.com (under the “Investor Relations” section). The website also includes electronic copies of the form of proxy and the Annual Report. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the director nominees and “FOR” the ratification of the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. If you have any questions regarding the proxy materials, please contact our Secretary, Gregory J. Cannella, at (978) 794-3366.

ANNUAL MEETING INFORMATION

Date and Location

We will hold the 2022 Annual Meeting on Thursday, December 15, 2022, at 2:00 p.m. Eastern Time at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201.

Admission

Only stockholders of record or beneficial owners of the Company’s common stock as of the close of business on November 8, 2022 or their proxies may attend the Annual Meeting. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account statement.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.      The election of four (4) directors of the Company;

2.      The ratification of the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2022;

3.      To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

4.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

The Board of Directors is not aware of any other matter to be properly presented for consideration at the Annual Meeting other than the matters set forth herein. If any motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such matter in accordance with their discretion. The stockholders of the Company have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Annual Meeting is the close of business on November 8, 2022 (the “Record Date”). You may cast one vote for each share of our common stock that you own of record as of the Record Date.

A quorum of stockholders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held in “street name” by a bank, broker, or other nominee, and for which the nominee is present (in person or by proxy) and has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on certain proposals (“Broker Non-Votes”) will be treated as shares present for quorum purposes. On the Record Date, there were [120,486,061] shares of our common stock outstanding and entitled to vote. Thus, [60,243,031] shares of our common stock must be present at the Annual Meeting in person or by proxy to have a quorum.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies may vote those proxies for such adjournment if Proposal 3 on the attached Proxy Card is marked for such adjournment.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock in “street name” through a broker, bank, or other nominee, you must follow the instructions you receive from your broker, bank, or nominee in order to provide voting instructions to your broker, bank, or nominee. If you hold shares of our common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the meeting. If you do not submit voting instructions to your broker, bank, or other nominee, your broker, bank, or other nominee will be permitted to vote in its discretion on Proposal 2, to ratify the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2022, but will not be permitted to vote your shares on any other proposal considered at the Annual Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of our common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. If you are a stockholder of record, you may also authorize a proxy and provide voting instructions via telephone or Internet by following the instructions on the proxy card. Authorizing a proxy will not limit your right to vote in person at the Annual Meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Gregory J. Cannella, at 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — The election of four (4) directors.	Affirmative vote of the holders of a plurality[1] of the votes cast in the election of directors at the Annual Meeting.	No	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on the outcome of the election of directors.
Proposal 2 — To ratify the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2022.	Affirmative vote of a majority of the votes cast at the Annual Meeting.	Yes	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on this proposal.
Proposal 3 — To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.	No	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on this proposal.

Ownership by Capital Point Partners, LP and Capital Point Partners II, LP

As of the Record Date, Capital Point Partners, LP and Capital Point Partners II, LP (the “Partnerships”) beneficially own 104,562,000 and 10,922,327 shares of the Company’s common stock, respectively, representing approximately 96% of the Company’s outstanding common stock and voting power. We entered into an agreement with the Partnerships concerning their obligations pursuant to Section 12(d)(1)(e) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under this agreement, the Partnerships will either (i) seek instructions from those holding interests in the Partnerships with regards to voting proxies issued by the Company or (ii) vote the shares of the Company’s common stock they own in the same proportion “for” and “against” each proposal as all of our other stockholders vote their shares of the Company’s common stock on each of the matters to be voted on by stockholders at the Annual Meeting.

____________

1        Plurality means the individual who gets the most votes, regardless of whether or not such individual obtains a majority of the votes.

INFORMATION REGARDING THIS SOLICITATION

Our Board is making this solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. The Company will pay market rates for such services, which the Company has estimated to be approximately $20,000. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will, upon request, reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors or officers of the Company. No additional compensation will be paid to directors or officers of the Company for such services.

Stockholders may also authorize a proxy and provide their voting instructions by telephone and through the Internet. This option requires stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders authorizing a proxy via the Internet will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend the Annual Meeting in person.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Gregory J. Cannella, Secretary, Princeton Capital Corporation, 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845, or by calling (978) 794-3366.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 8, 2022, the beneficial ownership of each current director (and each nominee for director), the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of the Company’s common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of November 8, 2022 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 120,486,061 shares of the Company’s common stock outstanding as of November 8, 2022.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Princeton Capital Corporation, 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and the NASDAQ (“NASDAQ”) Stock Market Rules, as the Over the Counter Pink Market (“OTC Pink”), the exchange where the Company trades, does not establish director independence standards.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors (Interested Director Nominees)
Mark S. DiSalvo(3)	115,484,327	95.85%

Independent Directors (Independent Director Nominees)
Greg Bennett	0	*
Martin Laidlaw	0	*
Darren Stainrod	0	*

Executive Officers
Mark S. DiSalvo(3)	115,484,327	95.85%
Gregory J. Cannella	0	*

Executive officers and directors as a group	115,484,327	95.85%

Greater than 5% Holders
Capital Point Partners, LP(4)	104,562,000	86.78%
Capital Point Partners II, LP(4)	10,922,327	9.07%

____________

*        Indicates less than 1%

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(2)      Based on a total of 120,486,061 shares of our common stock issued and outstanding on November 8, 2022.

(3)      Mr. DiSalvo, by virtue of his ownership of all of the outstanding stock of Sema4, Inc., the general partner of Capital Point Partners, LP (“CPP”) and Capital Point Partners II, LP (“CPP II”), may be deemed to be the beneficial owner of the 104,562,000 shares of the Company’s common stock owned by CPP and the 10,922,327 shares of the Company’s common stock owned by CPP II. Mr. DiSalvo and Sema4, Inc. each disclaim beneficial ownership of any shares held by CPP and CPP II, except to the extent of their pecuniary interest therein. The address of Sema4, Inc., CPP and CPP II is 800 Turnpike Street, Suite 300, North Andover, MA 01854.

(4)      This information is based on information included in the Schedule 13D filed with the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS

Proposal 1 is that we are proposing to re-elect the following directors to the Board: Greg Bennett, Mark DiSalvo, Martin Laidlaw, and Darren Stainrod, as further described herein.

Our business and affairs are managed under the direction of the Board. Pursuant to the Company’s Charter and Bylaws, the number of directors on our Board is currently fixed at five directors, and all directors will stand for election to a term expiring at the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Messrs. Bennett, DiSalvo, Laidlaw, and Stainrod were each elected at the 2021 Annual Meeting of Stockholders and their terms will expire at the 2022 Annual Meeting. The Company’s Nominating and Corporate Governance Committee, in accordance with the Nominating and Corporate Governance Committee Charter dated as of December 6, 2016, recommended in 2020 that one vacancy remain on the Board until it has completed its strategic review process that was originally announced on November 15, 2019. The Board has updated the public quarterly in the Company’s Form 10-Q and Form 10-K filings (most recently in the Company’s Form 10-Q filing on August 12, 2022) on the Company’s strategic review process and issued a press release and accompanying Form 8-K filing with the SEC on August 19, 2021 stating that the Company’s strategic review process remains active and ongoing. The Board and the Nominating and Corporate Governance Committee intend to review and consider filling the existing vacancy on the Board following the completion of the Company’s strategic review process.

In this regard, four directors are to be elected at the Annual Meeting. All of the directors elected at the Annual Meeting will serve until the 2023 Annual Meeting of Stockholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has recommended as nominees for election as directors, to serve until the 2023 Annual Meeting or until their respective successors are duly elected and qualified, the persons named below. All of the nominees are currently directors of the Company and each of the nominees’ terms are expiring at the Annual Meeting. The proxies cannot be voted for more than four directors at the Annual Meeting. Since fewer nominees are named for director than the number fixed by the Charter of the Company, the proxies cannot be voted for a greater number of persons than the number of nominees named. The Company’s stockholders are not being asked to vote separately on an amendment to the Company’s Charter to reduce the size of the Board because the Company’s Charter and Bylaws delegate the power to reduce the size of the Board solely to the Board and not to the Company’s stockholders.

Each of the nominees has indicated his willingness to continue to serve as a director if elected and has consented to be named as a nominee. None of the nominees are being nominated to serve as a director pursuant to any agreement or understanding between them and the Company.

A stockholder can vote for or withhold his or her vote for each of the nominees. In the absence of instructions to the contrary, the persons named as proxies will vote such proxy FOR the election of the nominees named in this proxy statement. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information about Director Nominees

As described below under “Committees of the board of directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees, which criteria was evaluated by the Nominating and Corporate Governance Committee as a part of the nomination process for the upcoming Annual Meeting. Each of the director nominees has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our director nominees have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees, is set forth below, including their names, ages, a brief description of their business experience during the past five years, including present occupations and employment, directorships that each person holds and has held in the past five years, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominees for directors listed below is 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845.

Nominees for Directors

Mr. DiSalvo is an “interested person” of the Company as defined in the 1940 Act and NASDAQ Rules due to his controlling interest in Sema4, Inc., which is the general partner of Capital Point Partners, LP and Capital Point Partners II, LP. Each of Messrs. Stainrod, Laidlaw and Bennett is not an “interested person” of the Company as defined in the 1940 Act and the NASDAQ Rules.

Interested Directors

Mark DiSalvo, 67, serves as our Interim Chief Executive Officer and Interim President. He was originally elected to the Company’s Board on June 9, 2016 and most recently re-elected to the Board by the Company’s stockholders at the 2021 Annual Meeting on December 16, 2021. He is the President and CEO of Sema4, Inc., a leading global professional services provider of private equity funds-under-management. He has been a senior executive and entrepreneur at international companies such as Euromoney Institutional Investor and Fairfield Whitney, and was founder of Hall, Berwick and DiSalvo where he provided funding and management advisory services to zero and first stage entities prior to founding Sema4. He has extensive experience in private equity, entrepreneurial management, and emerging market strategy, particularly as to underserved markets and economic development. A frequent speaker at worldwide industry conferences, he is a charter member of the Inner City Economic Forum. Mr. DiSalvo was educated at the University of Massachusetts, degreed in Political Studies and has earned the professional designations CPC and CTA. He has been a long-time lecturer at the Johnson School of Business at Cornell University and the Kellogg School of Business at Northwestern University in their full-time MBA programs where he contributed case studies in private equity, emerging market economics and cross-border M&A. We believe Mr. DiSalvo’s broad experience with private equity funds and early stage growth companies makes him a well-qualified member of our Board.

Independent Directors

Darren Stainrod, 57, serves as the Chairman of the Company’s Board and was originally elected to the Company’s Board on January 18, 2016 and most recently re-elected to the Board by the Company’s stockholders at the 2021 Annual Meeting on December 16, 2021. Mr. Stainrod is a Principal of Marbury Fund Services (Cayman) Limited (“Marbury”), a fiduciary services company focused on the alternative investment industry and licensed by the Cayman Islands Monetary Authority. He is registered as a director with the Authority pursuant to the Directors Licensing and Registration Law, 2014. Prior to joining Marbury, Mr. Stainrod was a Principal at HighWater Limited in Cayman for almost 3 years where he provided professional director services to hedge funds, fund of funds and private equity vehicles. Before becoming a professional director in May 2013, Mr. Stainrod spent 17 years at UBS where he was a Managing Director and the Global Head of UBS Alternative Fund Services. At UBS he had responsibility for the overall management and development of the global hedge fund administration business in seven countries with more than 300 staff servicing alternative investment funds with over $200 billion in assets under administration. Before joining UBS, he worked for three years with Coopers & Lybrand in Cayman and four years with Deloitte in the UK. Mr. Stainrod holds a BA (Hons) in Politics from the University of Reading in the UK. He is a member of the Institute of Chartered Accountants in England and Wales and the Cayman Islands Institute of Professional Accountants. He is a past Chairman of the Cayman Islands Fund Administrators Association and is the current Treasurer of AIMA Cayman Chapter. Mr. Stainrod brings to the Board extensive experience as a director of hedge funds, fund of funds and private equity funds as well as considerable experience in the investment fund industry, all of which provide our Board with valuable insight. Mr. Stainrod serves as chairman of the Company’s Nominating and Corporate Governance Committee and he is a member of the Company’s Audit Committee and the Company’s Valuation Committee.

Martin Laidlaw, 65, who was originally elected by the Board on January 18, 2016 and most recently re-elected to the Board by the Company’s stockholders at the 2021 Annual Meeting on December 16, 2021, provides Director Services in and from the Cayman Islands. Martin has over 30 years of experience in the offshore financial industry and has an extensive range of experience with all forms of investment fund products and has held numerous directorship positions for a wide variety of offshore fund vehicles. Previously, Mr. Laidlaw was a Director of a Premier Fiduciary Services Company providing Directorship services. He was also a former Managing Director of a Fund Administration entity. Martin was previously employed by CIBC Bank and Trust Company (Cayman) Limited from 1989 through 2009. He was appointed Director and Head of Fund Services and was responsible for leading the fund services team and developing new business and client relationships. Prior to his years at CIBC, he was employed with KPMG, Cayman Islands where he led various financial services audits. He was a founding member, Director and Treasurer of the Cayman Islands Fund Administrators Association. Martin graduated from Edinburgh University in Scotland with a Bachelor of Commerce Degree. He was admitted as a Member of the Institute of Chartered Accountants of Scotland in February, 1984 and continues to maintain his qualification. Mr. Laidlaw’s extensive experience in the financial industry, including his financial and accounting background, and his experience as a director of various offshore fund vehicles makes him well qualified to serve on our Board. Mr. Laidlaw serves as chairman of the Company’s Audit Committee and he is a member of the Company’s Nominating and Corporate Governance Committee and the Company’s Valuation Committee.

Greg Bennett, 50, who was originally elected to the Company’s Board on June 9, 2016 and most recently re-elected to the Board by the Company’s stockholders at the 2021 Annual Meeting on December 16, 2021, is the founder of Azimuth Governance Limited (“Azimuth”). Mr. Bennett has more than twenty five years of experience in financial services having started his professional career with Coopers & Lybrand in Canada in 1996. From 2011 through 2014, prior to founding Azimuth, Mr. Bennett was a Director of The Harbour Trust Co. Ltd., where he provided fiduciary services to their clients, including serving as an independent hedge fund director. In 2004 Mr. Bennett joined Butterfield Fund Services (Cayman) Limited as head of client relationship management and he became a Director of that firm in 2005. In 2008 he was promoted to Managing Director where he had responsibility for all aspects of the business, including managing over 75 staff responsible for providing full fund administration services to a wide range of hedge fund clients with in excess of $30 billion in assets under management. In 2010 Mr. Bennett established the Cayman office of HedgeServ and held the position of Managing Director. Mr. Bennett graduated with a Bachelor of Commerce from the University of Alberta in Canada in 1995. He is a Chartered Accountant (Canada), a Certified Public Accountant (US), and a CFA Charterholder. Mr. Bennett is also a past Director of Hedge Funds Care Cayman, past Deputy Chairman of the Cayman Islands Fund Administrators Association, past Treasurer of AIMA Cayman and a past President of the CFA Society of the Cayman Islands. Mr. Bennett’s considerable experience in the financial services industry and as a director of various hedge funds and his accounting background make him well qualified to serve on our Board. Mr. Bennett serves as chairman of the Company’s Valuation Committee and he is a member of the Company’s Nominating and Corporate Governance Committee and the Company’s Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about Director Nominees and Executive Officers

Board of Directors

The terms of each of the directors are expiring at the 2022 Annual Meeting. Each director will hold office for a term expiring at the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

The Board considered whether each of the director nominees is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each nominee, including those described above. The Board will also consider whether each director nominee has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors and director nominees have been divided into two groups — independent directors and director nominees and interested directors and director nominees. Interested directors and director nominees are “interested persons” as defined in the 1940 Act and NASDAQ Rules. The Company is not part of a fund complex.

Name, Address(1) and Age	Position	Principal Occupation(s) During Past 5 years	Director Since	Term Expires	Other Directorships(2)
Interested Directors Director Nominees
Mark S. DiSalvo(67)	Interim Chief Executive Officer, Interim President, Current Director and Director Nominee	Mr. DiSalvo serves as the Interim CEO and President of the Company. Mr. DiSalvo is the President and CEO of Sema4, Inc., a global professional services provider of private equity funds-under-management.	2016	2022	None
Independent Director Nominees
Martin Laidlaw(65)	Current Director and Director Nominee	Mr. Laidlaw provides independent director services and is a former Director of Premier Fiduciary Services (Cayman) Ltd.	2016	2022	None
Greg Bennett(50)	Current Director and Director Nominee	Mr. Bennett is the co-founder of Danesmead Partners.	2016	2022	None
Darren Stainrod(57)	Current Director and Director Nominee	Mr. Stainrod is a Principal of Marbury Fund Services (Cayman) Limited.	2016	2022	None

____________

(1)      The address for each of our directors is c/o Princeton Capital Corporation, 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845.

(2)      Other Directorships are limited to: (i) companies with a class of equity securities registered under Section 12 of the Exchange Act, (ii) companies subject to the requirements of Section 15(d) of the Exchange Act, or (iii) companies registered as an investment company under the Investment Company Act.

Executive Officer Who Is Not A Director

Information regarding our executive officers who are not directors is as follows (such information includes each officer’s business experience during the past five years):

Name	Age	Position
Gregory J. Cannella	47	Chief Financial Officer, Secretary, and Treasurer

The address for each of our executive officers is c/o Princeton Capital Corporation, 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845.

Gregory J. Cannella, 47, has served as our Chief Financial Officer, Treasurer and Secretary since March 13, 2015. Mr. Cannella is responsible for financial reporting, investor communications, financial modeling and due diligence and analysis of acquisitions and dispositions. Prior to this, Mr. Cannella was the Chief Financial Officer of Capital Point Partners, a private equity group that focused on mezzanine lending to small and middle market private companies, where he was responsible for financial reporting, investor communications, financial modeling and due diligence and analysis of acquisitions and dispositions. Prior to working at Capital Point Partners, Mr. Cannella was an Asset Manager at First Commonwealth Holdings Corp., a wealth management firm in Houston, Texas where he was responsible for managing various commercial and multi-family residential real estate investment funds as well as oversight of accounting functions and reporting for the funds. Mr. Cannella received a B.B.A. in Management from Stephen F. Austin State University and an M.B.A. with honors in Accounting and Finance from the University of Houston. He is a Certified Public Accountant in the State of Texas.

The following table sets forth as of November 8, 2022, the dollar range of our securities owned by our directors and executive officers. The Company is not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Interested Director:
Mark S. DiSalvo	Over $100,000	n/a

Independent Directors:
Greg Bennett	None	n/a
Martin Laidlaw	None	n/a
Darren Stainrod	None	n/a

Executive Officers:
Mark S. DiSalvo	Over $100,000	n/a
Gregory J. Cannella	None	n/a

____________

(1)      The dollar range of the equity securities beneficially owned is based on the closing price per share of the Company’s common stock of $0.34 on November 8, 2022 on the OTC Pink.

(2)      The dollar ranges of equity securities beneficially owned are: none; $1–$10,000; $10,001–$50,000; $50,001–$100,000; and over $100,000.

We also note that Florina Klingbaum, our Chief Compliance Officer, does not own any securities of the Company.

Information About Chief Compliance Officer

Florina Klingbaum has served as our Chief Compliance Officer since January 1, 2018. Ms. Klingbaum is a Managing Member of Altemis Capital Management LLC an investment management provider specializing in compliance and regulatory services. Ms. Klingbaum also serves as the Chief Compliance Officer of House Hanover, LLC (“House Hanover”), the investment advisor of the Company. From 2015-2016, she served as a Consultant for

Nuveen Investments in New York City. During her career, Ms. Klingbaum has held senior roles at both Citigroup Global Markets as well as Credit Suisse. She has extensive experience in alternative investments, structured products and overall fund operations including fund administration, accounting, regulatory, compliance and fund liquidation services. Ms. Klingbaum started her career at KPMG LLP where she was a Senior Auditor in the Financial Services division. She holds two Masters degrees, in Accounting and Business Administration respectively, from Pace University, a BA in Sociology from the University of Toronto, and is a CPA.

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our Board. The Board consists of four directors, three of whom are not “interested persons” of the Company, or its affiliates as defined in Section 2(a)(19) of the 1940 Act and NASDAQ Rules. We refer to these individuals as our “independent directors.” The Board currently has one vacancy following the resignation of Mr. Munish Sood on September 27, 2017. As disclosed elsewhere in this proxy statement, since the commencement of the Company’s strategic review process that the Board originally announced on November 15, 2019 (and subsequently affirmed as an active and ongoing process in a press release and accompanying Form 8-K filing on August 19, 2021 and in Form 10-Q and Form 10-K filings since August 19, 2021), the Board and the Nominating and Corporate Governance Committee determined that a vacancy shall remain on the Board for the time being. The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by House Hanover as part of its day-to-day management of our investment activities under the Investment Advisory Agreement. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of House Hanover, as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Board has established an audit committee, a nominating and corporate governance committee, and a valuation committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. DiSalvo is the sole owner and an affiliate of House Hanover, the investment advisor of the Company. Mr. DiSalvo is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act and NASDAQ Rules due to his ownership of Sema4, Inc., the general partner of Capital Point Partners, LP and Capital Point Partners II, LP, which own approximately 87% and 9% of the outstanding common stock of the Company, respectively.

Mr. Stainrod serves as the Company’s Chairman of the Board. In addition to having an independent director serve as the Company’s Chairman of the Board, our corporate governance practices are intended to provide additional risk management for our Company. These governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee, a nominating and corporate governance committee, and a valuation committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures. The Chairman or his designee will preside over the executive sessions of our independent directors.

The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Mr. DiSalvo provides an effective bridge between the Board, the Company’s investment advisor and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, the Company’s investment advisor and the Board.

Board Meetings

Our Board held a total of five meetings and took action by written consent on three occasions during the year ended December 31, 2021. Messrs. Bennett, DiSalvo, Laidlaw and Stainrod each attended 100% of the total number of meetings of the Board that were held during 2021. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. All of the board members attended, in person or via teleconference, the Company’s 2021 Annual Meeting of Stockholders.

Audit Committee

The members of the audit committee are Messrs. Laidlaw, Stainrod, and Bennett, each of whom meets the independence standards established by the SEC and the NASDAQ (the “NASDAQ”) for audit committees and is independent for purposes of the 1940 Act. Mr. Laidlaw serves as chairman of the audit committee. Our Board has determined that Mr. Laidlaw is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Board has adopted a charter of the audit committee, which is available in print to any stockholder who requests it, and it is also available on the Company’s website at www.princetoncapitalcorp.com. The audit committee met four times and took action by written consent on one occasion during the year ended December 31, 2021. Each member attended 100% of the audit committee meetings that were held while the director was a member of the audit committee in 2021.

The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and audit committees utilize the services of an independent valuation firm to help them determine the fair value of these securities. Given that the audit committee is comprised of all of the independent directors on the Board, the audit committee may also be tasked with special investigations into director and/or officer conduct, conflicts of interest, or other claims impacting the Company.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Stainrod, Laidlaw, and Bennett, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. Mr. Stainrod serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Board has adopted a charter of the nominating and corporate governance committee, which is available in print to any stockholder who requests it, and it is also available on the Company’s website at www.princetoncapitalcorp.com. The nominating and corporate governance committee took action by written consent on one occasion during the year ended December 31, 2021.

The nominating and corporate governance committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual self-assessment, the members of the nominating and corporate governance committee will evaluate the membership of the Board and whether the board maintains satisfactory policies regarding membership selection.

Valuation Committee

The members of the valuation committee are Messrs. Laidlaw, Bennett and Stainrod. Mr. Bennett serves as chairman of the valuation committee. The valuation committee is responsible for establishing guidelines and making recommendations to the Board on matters relating to the valuation of our investments. The valuation committee met five times during the year ended December 31, 2021. Each member attended at least 80% of the valuation committee meetings that were held while the director was a member of the valuation committee in 2021.

Compensation Committee

We do not have a compensation committee or a committee performing similar functions because our executive officers do not receive any direct compensation from the Company. All decisions concerning compensation of House Hanover are made by the Board (with Mr. DiSalvo recusing himself from deliberations and voting). Executive officers of the Company are employees or independent contractors of, and are compensated by, House Hanover. Compensation payable by the Company to the Advisor is required to be approved by a majority of the Company’s independent directors pursuant to Section 15(c) of the 1940 Act. Since the Audit Committee consists of a majority of the independent directors of the Company, the Company has allocated responsibility to consider the compensation paid to the Advisor to the Audit Committee.

The Nominating and Corporate Governance Committee will review the form and amount of independent director compensation at least annually and make any changes, as it deems appropriate.

Compensation of Directors

Each independent director receives an annual fee of $30,000. In addition, they will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the valuation committee and the nominating and corporate governance committee will receive an annual fee of $3,500, respectively. On March 13, 2017, the independent directors agreed to cap director’s fees at $50,000 per independent director annually, and to have an amount of $12,500 advanced to them each quarter, subject to true up at the end of each quarter. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons.”

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2021. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from Princeton Capital Corporation(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses(2)	Total Compensation from Princeton Capital Corporation
Interested Directors:
Mark S. DiSalvo	None	None	None
Independent Directors:
Greg Bennett	$50,000	None	$50,000
Martin Laidlaw	$50,000	None	$50,000
Darren Stainrod	$50,000	None	$50,000

____________

(1)      All fees earned or paid to our independent directors for the fiscal year ended December 31, 2021 are paid in cash.

(2)      We do not have a stock or option plan, non-equity incentive plan, profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Corporate Governance

Corporate Governance Documents

Our Corporate Governance Guidelines, Code of Business Conduct, Ethics and Statement on Prohibition of Insider Trading and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee are available at www.princetoncapitalcorp.com and are also available to any stockholder who requests them by writing to our Secretary, Gregory J. Cannella, at Princeton Capital Corporation, 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845.

Director Independence

In accordance with rules of the NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s nominating and corporate governance committee and through a questionnaire to be completed by each director no less frequently than annually (and most recently in February of 2022), with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director of the Company, with the exception of Mr. DiSalvo. Mr. DiSalvo is an interested person of the Company due to his interests in House Hanover, our investment advisor, his position as Interim Chief Executive Officer and Interim President of the Company, and his interests in Sema4, Inc., the general partner of Capital Point Partners, LP and Capital Point Partners II, LP, which own approximately 87% and 9% of our common stock, respectively.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact our Secretary, Gregory J. Cannella, at (978) 794-3366. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Princeton Capital Corporation, 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our audit committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics and Statement on the Prohibition of Insider Trading

Our Code of Business Conduct and Ethics and Statement on the Prohibition of Insider Trading (the “Code of Ethics”), which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the Code of Ethics which is available on our website under the “Governance Documents” link under the “Investors” tab at www.princetoncapitalcorp.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the audit committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board. The Code of Ethics also contains our policies and procedures relating to insider trading and material non-public information.

Compensation of Executive Officers

None of our officers receive direct compensation from the Company. Mr. DiSalvo, through his financial interest in House Hanover, is entitled to receive and has received a portion of investment advisory fees paid by the Company to House Hanover under the Investment Advisory Agreement with the Company. Our other executive officers will be paid by House Hanover, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to the Company under the Investment Advisory Agreement. To the extent that House Hanover outsources any of its functions, we will reimburse House Hanover for the fees associated with such functions without profit or benefit to House Hanover.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director who is a party of the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Transactions

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a business development company, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us or our affiliates, subject to certain exceptions. In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we will seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate. In accordance with NASDAQ Rule 5630, an independent body of the Board shall be responsible for conducting an appropriate review and oversight of all related party transactions. The Board has delegated this responsibility to the Audit Committee.

As disclosed in various filings with the SEC, House Hanover has served as the Company’s investment advisor since January 1, 2018 under an Interim Investment Advisory Agreement that took effect on January 1, 2018 and terminated on May 30, 2018 (the “Interim Investment Advisory Agreement”) and an Investment Advisory Agreement that took effect on May 31, 2018 (the “Investment Advisory Agreement”). The Investment Advisory Agreement was approved by the Company’s stockholders at the 2018 Annual Meeting of Stockholders. The value of the Investment Advisory Agreement was determined based on a management fee. The amount of management fees accrued to House Hanover for the fiscal year ended December 31, 2021, under the Investment Advisory Agreement were $265,340. In addition to compensation based on a management fee, the Investment Advisory Agreement also provides for, subject to approval by the Board of Directors, reimbursement for the portion of any compensation expense and the costs of any salaries of any such employees to the extent attributable to services performed by such employees for the Company (“Administration Expenses”). The amount of administration expenses accrued for House Hanover for the fiscal year ended December 31, 2021 under the Investment Advisory Agreement was $270,000. House Hanover is controlled by Mr. DiSalvo.

Mr. DiSalvo owns all of the interests in Sema4, Inc., the general partner of Capital Point Partners, LP and Capital Point Partners II, LP, which own approximately 87% and 9% of our common stock, respectively.

Review, Approval or Ratification of Transactions with Related Persons

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict. Our Audit Committee is charged with approving any waivers under our Code of Ethics.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us.

Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during the fiscal year ended December 31, 2021, all Section 16(a) filing requirement applicable to the executive officers, directors and greater than 10% beneficial owners were timely satisfied.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022

The Audit Committee and the independent directors of the board of directors have selected WithumSmith&Brown, PC (“WithumSmith”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. This selection is subject to ratification by the stockholders of the Company.

WithumSmith has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of WithumSmith will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF WITHUMSMITH AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

(fiscal year ended December 31, 2021)

The following aggregate fees by WithumSmith, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, were billed to the Company for work attributable to audit, tax and other services.

WithumSmith Fiscal Year Ended December 31, 2021
Audit Fees	$159,547
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0
Total Fees:	$159,547

Services rendered by WithumSmith in connection with fees presented above were as follows:

Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees.    Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees.    Tax fees include professional fees for tax compliance and tax advice.

All Other Fees.    Fees for other services would include fees for products and services other than the services reported above.

In the fiscal year 2021, the percentage of services designated for Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees that were approved by the audit committee were 100%, 0%, 0%, and 0%, respectively.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

(fiscal year ended December 31, 2020)

The following aggregate fees by WithumSmith, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020, were billed to the Company for work attributable to audit, tax and other services.

WithumSmith Fiscal Year Ended December 31, 2020
Audit Fees	$197,550
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0
Total Fees:	$197,550

Services rendered by WithumSmith in connection with fees presented above were as follows:

Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees.    Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees.    Tax fees include professional fees for tax compliance and tax advice.

All Other Fees.    Fees for other services would include fees for products and services other than the services reported above.

In the fiscal year 2020, the percentage of services designated for Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees that were approved by the audit committee were 100%, 0%, 0%, and 0%, respectively.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with WithumSmith the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS No. 61, as amended, requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•        methods used to account for significant unusual transactions;

•        the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•        the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•        disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with audit committees concerning independence and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

The Audit Committee

Martin Laidlaw, Chairman
Greg Bennett
Darren Stainrod

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3: ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned for not more than 120 days following the original record date to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting adjourned or postponed.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER BUSINESS

The Board knows of no other business that may properly be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, the persons named as proxies will vote in their discretion on any such matter. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company’s 2023 proxy statement. Any stockholder proposal under Rule 14a-8 must be submitted, along with proof of ownership of the Company’s stock in accordance with Rule 14a-8(b)(2), to the Company’s principal executive offices in care of the Company’s Secretary by letter to 800 Turnpike Street, Suite 300, North Andover, Massachusetts 01845. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. Proposals of stockholders that are intended to be presented at the Company’s 2023 Annual Meeting of Stockholders must be received by the Company’s Secretary at the address set forth above, not later than July 12, 2023. The Company encourages any stockholder interested in submitting a proposal to contact the Company’s Secretary in advance of this deadline to discuss the proposal, and stockholders may find it helpful to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. The Board of Directors reviews all stockholder proposals and will take appropriate action on such proposals.

In addition, under the Company’s Bylaws, any stockholder who intends to nominate a candidate for election to the Board or to propose any business at the 2023 Annual Meeting, other than precatory (non-binding) proposals presented under Rule 14a-8, must give notice to the Company’s Secretary not earlier than June 12, 2023 and not later than July 12, 2023. The notice must include information specified in the Company’s Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of, and agreements related to, the Company’s stock. The Company will not entertain any proposals or nominations at the 2023 Annual Meeting that do not meet the requirements set forth in the Company’s Bylaws. Also, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company’s proxies may exercise discretionary voting authority under proxies that the Company’s Board of Directors solicits to vote in accordance with their best judgment on any such stockholder proposal or nomination. The Bylaws are available on the SEC’s website attached as an exhibit to the Company’s Form 8-K filed with the SEC on March 19, 2015 and incorporated by reference in the Company’s most recent Form 10-K filed with the SEC on March 31, 2022. To make a submission or to request a copy of the Company’s Bylaws, stockholders should contact the Company’s Secretary at the address listed above.

In the event that the date of the 2023 Annual Meeting is to change by more than 30 days from the date of the 2022 Annual Meeting, the deadline for a stockholder proposal to be considered for inclusion in our proxy statement for the 2023 Annual Meeting will be a reasonable time before we begin to print and send our proxy materials. In such event, we will provide stockholders with sufficient notice of such deadline and the date of the 2023 Annual Meeting so that a stockholder’s notice may be timely.

No stockholder proposals or nominations were received by the Company for the 2022 Annual Meeting by the Monday, July 13, 2022 deadline.

Proxies solicited by the Company will confer discretionary voting authority with respect to any Stockholder proposals, subject to SEC rules governing the exercise of this authority.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of House Hanover and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

By Order of the Board

Gregory J. Cannella
Chief Financial Officer, Secretary and Treasurer
North Andover, Massachusetts
November 9, 2022

EXHIBIT A

ANNUAL MEETING OF STOCKHOLDERS OF PRINCETON CAPITAL CORPORATION December 15, 2022 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19961/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430300000000000000 2 121522 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election of each of the following persons (except as marked to the contrary) as a director, who will each serve as a director of Princeton Capital Corporation until our 2023 Annual Meeting of Stockholders, and until his successor is duly elected and qualified. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: Mark DiSalvo Darren Stainrod Martin Laidlaw Greg Bennett INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. The ratification of the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN 3. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies. 4. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF PRINCETON CAPITAL CORPORATION December 15, 2022 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20430300000000000000 2 121522 1. The election of each of the following persons (except as marked to the contrary) as a director, who will each serve as a director of Princeton Capital Corporation until our 2023 Annual Meeting of Stockholders, and until his successor is duly elected and qualified. NOMINEES: 2. The ratification of the selection of WithumSmith&Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) O Mark DiSalvo O Darren Stainrod O Martin Laidlaw O Greg Bennett 3. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies. 4. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRINCETON CAPITAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRINCETON CAPITAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS December 15, 2022 The undersigned stockholder of Princeton Capital Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Gregory J. Cannella and Mark S. DiSalvo, and each of them with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 250 West Pratt Street, Suite 2000, Baltimore, Maryland 21201 on December 15, 2022, at 2:00 p.m., Eastern Time, and at all postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; if this proxy is executed and no instructions are specified, it will be voted FOR each of the nominees for election as a director listed on the reverse side of this proxy card and FOR Proposal 3, and in the discretion of the proxies with respect to the matters described in Proposal 2 and any other matter that may properly come before the meeting or any adjournment or postponement thereof. 1.1 (Continued and to be signed on the reverse side.) 14475